Exhibit 10.2 1614657544.2 THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (454.31 Acres +/- in Village 2 of Tule Springs) THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this “Amendment”) is made and entered into as of August 16, 2024 (the “Amendment Effective Date”), by and among PACIFIC OAK SOR TULE SPRINGS OWNER TRS, LLC, a Delaware limited liability company (“Parcel 2.09A Seller”), and PACIFIC OAK SOR TULE SPRINGS VILLAGE 2 PARCELS OWNER, LLC, a Delaware limited liability company (“Remainder Seller”, and together with Parcel 2.09A Seller, individually or collectively as context requires, “Seller”), and KB HOME LAS VEGAS INC., a Nevada corporation (“KB Home” or “Buyer”), with respect to the transactions contemplated by this Amendment. RECITALS A. Seller, KB Home, and Tri Pointe Homes Nevada, Inc., a Nevada corporation (“Tri Pointe”) entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of March 10, 2024 (the “Original Purchase Agreement”), as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of June 17, 2024 (the “First Amendment”), and as amended by that certain Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of June 21, 2024 (the “Second Amendment,” and together with the Original Purchase Agreement and First Amendment, collectively, the “Purchase Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Purchase Agreement. B. Seller and Buyer desire to further modify the terms of the Purchase Agreement as more particularly set forth in this Amendment. AGREEMENTS NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Buyer hereby agree as follows: 1. Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein. 2. Extension of Phase 1 Closing Date. Notwithstanding anything to the contrary in the Purchase Agreement, the Phase 1 Closing Date shall be, and hereby is, extended to November 1, 2024. The Phase 2 Closing Date shall be July 31, 2025, notwithstanding the extension of the Phase 1 Closing Date. 3. Extension of Due Diligence Period. Notwithstanding anything to the contrary in the Purchase Agreement, Buyer and Seller agree that the Due Diligence Period shall be, and hereby is, extended to September 17, 2024 (and the Due Diligence Termination Date shall be, and hereby is, accordingly extended to September 17, 2024). SMRH:4863-7824-5309.11 -2- 081524 39ZR-379857 1614657544.2 4. Additional Extension Deposit. In consideration of Seller’s extending the Phase 1 Closing Date and the Due Diligence Period, as provided in this Amendment, Buyer shall deposit in Escrow in cash or current funds, an additional extension deposit (the “Additional Extension Deposit”) in the amount of One Hundred Thousand and No/100 Dollars ($100,000.00) no later than three (3) business days from the Amendment Effective Date. Upon Buyer's delivery of the Additional Extension Deposit to Escrow Agent, each and every reference to the Deposit in the Purchase Agreement (as amended by this Amendment) shall mean and include the Initial Deposit, the Additional Deposit, and the Additional Extension Deposit (or such portion thereof that has theretofore been deposited into Escrow). Within three (3) business days from Escrow Agent’s receipt of the Additional Extension Deposit, Escrow Agent shall release the sum of Two Hundred Thousand and No/100 Dollars ($200,000.00) to Seller pursuant to wire instructions to be provided by Seller to Escrow (the “Released Portion of the Deposit”); such release to occur without further direction or approval from Buyer or Seller. The Released Portion of the Deposit consists of the Additional Extension Deposit being made pursuant to this Amendment and the $100,000 portion of the Initial Deposit that was made non-refundable pursuant to the Second Amendment. The Released Portion of the Deposit shall be non-refundable to Buyer, except in the event the Purchase Agreement is terminated due to a default by Seller, at which time the full amount (i.e., $200,000) of the Released Portion of the Deposit shall be returned to Buyer from Seller and Seller’s obligation to return the Released Portion of the Deposit shall survive the termination of this Agreement. Notwithstanding anything to the contrary contained in this Amendment or the Purchase Agreement, the Deposit shall be fully applicable to the Phase 2 Purchase Price at the Phase 2 Closing, except for the Additional Extension Deposit in the amount of $100,000.00 which shall not be applicable to the Purchase Price to be paid at either Closing. 5. Miscellaneous. Except as specifically amended hereby, the Purchase Agreement shall remain and continue in full force and effect. In the event of any conflict between the terms of the Purchase Agreement and the terms of this Amendment, the terms of this Amendment shall control. This Amendment may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. To facilitate execution of this Amendment, the parties may execute and exchange by telephone facsimile or by electronic mail in a “PDF” format counterparts of the signature pages. This Amendment may be signed by either Party by electronic signature using Authentisign, DocuSign or similar technology provided that the Party using such technology must submit an original, handwritten signature to the other Party promptly upon request. (Remainder of page intentionally left blank; signature pages follow.) (Signature Page to Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions - Village 2) 1614657544.2 IN WITNESS WHEREOF, the undersigned parties have executed this Amendment to be effective as of the Amendment Effective Date. SELLER: PACIFIC OAK SOR TULE SPRINGS OWNER TRS, LLC, PACIFIC OAK SOR TULE SPRINGS VILLAGE 2 PARCELS OWNER, LLC, each, a Delaware limited liability company By: /s/ Brian Ragsdale Name: Brian Ragsdale Title: President (Signatures continue on following page.) 1614657544.2 BUYER: KB HOME LAS VEGAS INC., a Nevada corporation By: /s/ Aaron Hirschi Name: Aaron Hirschi Title: Division President (End of signatures.)